Other Real Estate Owned	12 Months Ended	7 Months Ended
	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Other Real Estate Owned

Note 6 Other Real Estate Owned

        An analysis of OREO for the year ended December 31, 2010 and the period ended December 31, 2009 follows (in thousands):

	December 31, 2010	December 31, 2009
Balance, beginning of period	$120,110	$177,679
Transfers from loan portfolio	401,763	115,192
(Decrease) increase from resolution of covered loans	(9,530)	25,702
Sales	(289,532)	(177,408)
Impairment	(16,131)	(21,055)

Balance, end of period	$206,680	$120,110

        Increases or decreases in OREO from resolution of covered loans result when the fair value of OREO less estimated cost to sell at the date of foreclosure exceeds or is less than the carrying amount of the related ACI loans that are resolved via foreclosure. These amounts are reflected in the line item "Income from resolution of covered assets, net" in the accompanying consolidated statements of income. As of December 31, 2010 and December 31, 2009, all of the Company's other real estate owned was covered under BankUnited's loss sharing agreements with the FDIC.

        Losses on sales of OREO totaled $2.2 million and $0.8 million for the year ended December 31, 2010 and the period ended December 31, 2009, respectively and are included in the line item "Other real estate owned expense" in the accompanying consolidated statements of income.

Note 7 Other Real Estate Owned

        An analysis of other real estate owned for the period from October 1, 2007 through May 21, 2009, as follows (in thousands):

Balance as of September 30, 2007	$27,732
Transfers from loan portfolio, net	202,520
Transfers to other assets	(50)
Sales	(72,129)
Impairment	(22,749)

Balance as of September 30, 2008	135,324
Transfers from loan portfolio, net	209,694
Sales	(128,597)
Impairment	(38,742)

Balance as of May 21, 2009	$177,679